1Q24 Financial Results April 12, 2024 Exhibit 99

# 1Q24 Financial highlights

| ROTCE[1] | CET1 capital ratios[2] | |
|---|---|---|
| 21% | Std. 15.0% \| Adv. 15.3% | Std. RWA[3] $1.7T |
| | Total Loss-Absorbing Capacity[2] $520B | Cash and marketable securities[4] $1.5T |
| | | Average loans $1.3T |

**Income statement**

- 1Q24 net income of $13.4B and EPS of $4.44
  - Excluding a $725mm increase to the FDIC special assessment[5], 1Q24 net income of $14.0B, EPS of $4.63 and ROTCE of 22%
- Managed revenue of $42.5B[6]
- Expense of $22.8B and managed overhead ratio of 53%[6]

**Balance sheet**

- Loans: average loans of $1.3T up 16% YoY and flat QoQ
  - Ex. FR[7], average loans of $1.2T up 3% YoY and flat QoQ
- Deposits: average deposits of $2.4T up 2% YoY and flat QoQ
  - Ex. FR, average deposits of $2.3T flat YoY and QoQ
- CET1 capital of $258B[2]
  - Standardized CET1 capital ratio of 15.0%[2]; Advanced CET1 capital ratio of 15.3%[2]

**Capital distributed**

- Common dividend of $3.3B or $1.15 per share
- $2.0B of common stock net repurchases[8]
- Net payout LTM of 42%[8,9]

SIGNIFICANT ITEMS ($MM, EXCLUDING EPS)

| | Pretax | Net income | EPS |
|---|---|---|---|
| Increase to the FDIC special assessment in Corporate | ($725) | ($550) | ($0.19) |

[1] See note 4 on slide 10
[2] Represents the estimated Basel III common equity Tier 1 ("CET1") capital and ratio and Total Loss-Absorbing Capacity for the current period. See note 1 on slide 11
[3] Standardized risk-weighted assets ("RWA"). Estimated for the current period. See note 1 on slide 11
[4] Cash and marketable securities represents HQLA and unencumbered marketable securities. Estimated for the current period. See note 2 on slide 11
[5] See note 3 on slide 10
[6] See note 1 on slide 10
[7] On May 1, 2023, JPMorgan Chase acquired certain assets and assumed certain liabilities of First Republic. All references in this presentation to "ex. FR" or "FR impact" refer to excluding or including the relevant effects of the First Republic acquisition, as well as subsequent related business and activities, as applicable
[8] Includes the net impact of employee issuances. Excludes excise tax and commissions
[9] Last twelve months ("LTM")

JPMorgan Chase & Co.
1

# 1Q24 Financial results[1]

$B, EXCEPT PER SHARE DATA

| | 1Q24 | | | ex. FR $ O/(U) | |
|---|---|---|---|---|---|
| | Reported | FR impact | ex. FR | 4Q23 | 1Q23 |
| Net interest income | $23.2 | $1.3 | $21.9 | ($1.0) | $1.0 |
| Noninterest revenue | 19.3 | 0.3 | 19.0 | 3.8 | 0.5 |
| Managed revenue[1] | 42.5 | 1.7 | 40.9 | 2.8 | 1.5 |
| Expense | 22.8 | 0.8 | 22.0 | (1.6) | 1.8 |
| Credit costs | 1.9 | (0.0) | 1.9 | (0.7) | (0.4) |
| Net income | $13.4 | $0.7 | $12.8 | $4.1 | $0.1 |
| Net income applicable to common stockholders | $12.9 | $0.7 | $12.3 | $4.1 | $0.1 |
| EPS – diluted | $4.44 | $0.23 | $4.21 | $1.39 | $0.11 |
| ROE[2] | 17% | 1% | 17% | 11% | 18% |
| ROTCE[2,3] | 21 | 1 | 20 | 14 | 23 |
| Overhead ratio – managed[1,2] | 53 | (0) | 54 | 62 | 51 |
| Memo: | | | | | |
| NII excluding Markets[4] | $23.0 | $1.3 | $21.7 | ($0.5) | $0.7 |
| NIR excluding Markets[4] | 11.5 | 0.3 | 11.2 | 1.2 | 1.2 |
| Markets revenue | 8.0 | - | 8.0 | 2.2 | (0.4) |
| Managed revenue[1] | 42.5 | 1.7 | 40.9 | 2.8 | 1.5 |
| Adjusted expense[5] | $22.8 | $0.8 | $22.0 | ($1.4) | $2.1 |
| Adjusted overhead ratio[1,2,5] | 54% | (0)% | 54% | 62% | 51% |

| $B | 1Q24 | 4Q23 | 1Q23 |
|---|---|---|---|
| Net charge-offs | $2.0 | $2.2 | $1.1 |
| Reserve build/(release) | (0.1) | 0.6 | 1.1 |
| Credit costs | $1.9 | $2.8 | $2.3 |

1Q24 Tax rate
Effective rate: 22.4%
Managed rate: 25.1%[1,6]

| 1Q24 | ROE | O/H ratio |
|---|---|---|
| CCB | 35% | 53% |
| CIB | 18% | 53% |
| CB | 24% | 38% |
| AWM | 33% | 68% |

Note: Totals may not sum due to rounding
[1] See note 1 on slide 10
[2] Actual numbers for all periods, not over/(under)
[3] See note 4 on slide 10
[4] See note 2 on slide 10
[5] See note 5 on slide 10
[6] Reflects fully taxable-equivalent ("FTE") adjustments of $614mm in 1Q24

JPMORGAN CHASE & CO.
2

# Fortress balance sheet

## $B, EXCEPT PER SHARE DATA

| | 1Q24 | 4Q23 | 1Q23 |
|---|---|---|---|
| Risk-based capital metrics[1] | | | |
| CET1 capital | $258 | $251 | $227 |
| CET1 capital ratio – Standardized | 15.0% | 15.0% | 13.8% |
| CET1 capital ratio – Advanced | 15.3 | 15.0 | 13.9 |
| Basel III Standardized RWA | $1,716 | $1,672 | $1,647 |
| Leverage-based capital metric[2] | | | |
| Firm SLR | 6.1% | 6.1% | 5.9% |
| Liquidity metrics[3] | | | |
| Firm LCR | 112% | 113% | 114% |
| Bank LCR | 129 | 129 | 140 |
| Total excess HQLA | $307 | $309 | $368 |
| HQLA and unencumbered marketable securities | 1,496 | 1,447 | 1,459[4] |
| Balance sheet metrics | | | |
| Total assets (EOP) | $4,091 | $3,875 | $3,744 |
| Deposits (average) | 2,375 | 2,372 | 2,320 |
| Tangible book value per share[5] | 88.43 | 86.08 | 76.69 |

## STANDARDIZED CET1 RATIO (%)[1]



15.0%
78 bps
(0 bps)
(32 bps)
(39 bps)
(3 bps)
15.0%
4Q23
Net income[6]
AOCI[7]
Capital Distributions[8]
RWA
Other[9]
1Q24

## STANDARDIZED RISK-WEIGHTED ASSETS ($B)[1]



1,672
(9)
7
45
1,716
4Q23
Lending[10]
Market Risk
Credit Risk ex. Lending
1Q24

Note: Totals may not sum due to rounding
[1] Estimated for the current period. See note 1 on slide 11
[2] Estimated for the current period. Represents the supplementary leverage ratio ("SLR")
[3] Estimated for the current period. Liquidity Coverage Ratio ("LCR") represents the average LCR for the Firm and JPMorgan Chase Bank, N.A. ("Bank"). See note 2 on slide 11
[4] See note 3 on slide 11
[5] See note 4 on slide 10
[6] Reflects Net Income Applicable to Common Equity
[7] Excludes AOCI on cash flow hedges and DVA related to structured notes
[8] Includes net share repurchases and common dividends
[9] Primarily CET1 capital deductions, including the impact of CECL
[10] Includes Loans and Commitments

JPMorgan Chase & Co.
3

CCB CIB CB AWM Corp.

# Consumer & Community Banking[1]

## SELECTED INCOME STATEMENT DATA ($MM)

| | 1Q24 | | | ex. FR $ O/(U) | |
|---|---|---|---|---|---|
| | Reported | FR impact | ex. FR | 4Q23 | 1Q23 |
| Revenue | $17,653 | $1,031 | $16,622 | ($384) | $166 |
| Banking & Wealth Management | 10,324 | 639 | 9,685 | (447) | (356) |
| Home Lending | 1,186 | 392 | 794 | (20) | 74 |
| Card Services & Auto | 6,143 | - | 6,143 | 84 | 448 |
| Expense | 9,297 | 518 | 8,779 | 42 | 714 |
| Credit costs | 1,913 | (9) | 1,922 | (252) | 520 |
| Net charge-offs (NCOs) | 1,879 | 2 | 1,877 | 241 | 825 |
| Change in allowance | 34 | (11) | 45 | (493) | (305) |
| Net income | $4,831 | $395 | $4,436 | $11 | ($807) |

## FINANCIAL PERFORMANCE (ex. FR)

- Net income of $4.4B, down 15% YoY
- Revenue of $16.6B, up 1% YoY, largely driven by higher net interest income
- Expense of $8.8B, up 9% YoY, largely driven by higher compensation, primarily for bankers and advisors as well as technology, in addition to continued investments in marketing
- Credit costs of $1.9B
  - NCOs of $1.9B, up $825mm YoY, predominantly driven by continued normalization in Card Services
  - Net reserve build of $45mm, driven by a net build of $153mm in Card Services, largely offset by a net release of $100mm in Home Lending

## KEY DRIVERS / STATISTICS ($B)[2]

| | 1Q24 | | | ex. FR | |
|---|---|---|---|---|---|
| | Reported | FR impact | ex. FR | 4Q23 | 1Q23 |
| Average equity | $54.5 | $3.5 | $51.0 | $52.0 | $52.0 |
| ROE | 35% | 1% | 34% | 33% | 40% |
| Overhead ratio | 53 | 0 | 53 | 51 | 49 |
| Average loans | $571.1 | $94.2 | $476.9 | $476.7 | $449.8 |
| Average deposits | 1,079.2 | 40.6 | 1,038.7 | 1,049.6 | 1,113.0 |
| Active mobile customers (mm)[3] | 54.7 | n.a. | 54.7 | 53.8 | 50.9 |
| Debit & credit card sales volume[4] | $420.7 | $0.5 | $420.2 | $440.5 | $387.3 |

- Ex. FR:
  - Average loans up 6% YoY and flat QoQ
  - Average deposits down 7% YoY and 1% QoQ
    - EOP deposits down 7% YoY and up 1% QoQ
  - Active mobile customers up 7% YoY
  - Debit & credit card sales volume up 9% YoY
  - Client investment assets up 25% YoY and 7% QoQ

## KEY DRIVERS / STATISTICS ($B) – DETAIL BY BUSINESS

| | 1Q24 | | | ex. FR | |
|---|---|---|---|---|---|
| | Reported | FR impact | ex. FR | 4Q23 | 1Q23 |
| Banking & Wealth Management | | | | | |
| Business Banking average loans | $19.4 | - | $19.4 | $19.5 | $19.9 |
| Business Banking loan originations | 1.1 | - | 1.1 | 1.1 | 1.0 |
| Client investment assets (EOP) | 1,010.3 | 146.6 | 863.7 | 806.5 | 690.8 |
| Deposit margin | 2.71% | 0.03% | 2.67% | 2.79% | 2.78% |
| Home Lending | | | | | |
| Average loans | $257.9 | $90.2 | $167.7 | $170.3 | $172.1 |
| Loan originations[5] | 6.6 | 0.3 | 6.3 | 6.8 | 5.7 |
| Third-party mortgage loans serviced (EOP) | 626.2 | 2.8 | 623.4 | 628.3 | 575.9 |
| Net charge-off/(recovery) rate | (0.01)% | 0.01% | (0.02)% | 0.01% | (0.04)% |
| Card Services & Auto | | | | | |
| Card Services average loans | $204.7 | - | $204.7 | $202.7 | $180.5 |
| Auto average loans and leased assets | 87.7 | - | 87.7 | 86.8 | 80.3 |
| Auto loan and lease originations | 8.9 | - | 8.9 | 9.9 | 9.2 |
| Card Services net charge-off rate | 3.32% | - | 3.32% | 2.79% | 2.07% |
| Card Services net revenue rate | 10.09 | - | 10.09 | 9.82 | 10.38 |
| Card Services sales volume[4] | $291.0 | - | $291.0 | $307.2 | $266.2 |

Note: Totals may not sum due to rounding
[1] See note 1 on slide 10
For additional footnotes see slide 12

JPMORGAN CHASE & CO.
4

CCB CIB CB AWM Corp.

# Corporate & Investment Bank[1]

## SELECTED INCOME STATEMENT DATA ($MM)

| | 1Q24 | $ O/(U) 4Q23 | $ O/(U) 1Q23 |
|---|---|---|---|
| Revenue | $13,633 | $2,675 | $33 |
| Investment Banking revenue | 1,986 | 410 | 426 |
| Payments | 2,367 | 35 | (29) |
| Lending | 130 | (20) | (137) |
| Total Banking | 4,483 | 425 | 260 |
| Fixed Income Markets | 5,297 | 1,264 | (402) |
| Equity Markets | 2,685 | 907 | 2 |
| Securities Services | 1,183 | (8) | 35 |
| Credit Adjustments & Other | (15) | 87 | 138 |
| Total Markets & Securities Services | 9,150 | 2,250 | (227) |
| Expense | 7,218 | 444 | (265) |
| Credit costs | 32 | (178) | (26) |
| Net income | $4,753 | $2,229 | $332 |

## KEY DRIVERS / STATISTICS ($B)[2]

| | 1Q24 | 4Q23 | 1Q23 |
|---|---|---|---|
| Equity | $102.0 | $108.0 | $108.0 |
| ROE | 18% | 9% | 16% |
| Overhead ratio | 53 | 62 | 55 |
| Comp/revenue | 30 | 31 | 30 |
| IB fees ($mm) | $2,001 | $1,654 | $1,654 |
| Average loans | 235.2 | 233.3 | 228.1 |
| Average client deposits[3] | 665.9 | 660.8 | 633.7 |
| Merchant processing volume[4] | 604 | 639 | 559 |
| Assets under custody ($T) | 34.0 | 32.4 | 29.7 |
| Net charge-off/(recovery) rate[5] | 0.00% | 0.25% | 0.11% |
| Average VaR ($mm) | $41 | $32 | $45 |

## FINANCIAL PERFORMANCE

- Net income of $4.8B, up 8% YoY; revenue of $13.6B, flat YoY
- Banking revenue
  - IB revenue of $2.0B, up 27% YoY
    - IB fees up 21% YoY, driven by higher debt and equity underwriting fees, partially offset by lower advisory fees
  - Payments revenue of $2.4B, down 1% YoY, driven by deposit margin compression and higher deposit-related client credits, largely offset by fee growth and higher deposit balances
  - Lending revenue of $130mm, down 51% YoY, predominantly driven by mark-to-market losses on hedges of the retained lending portfolio
- Markets & Securities Services revenue
  - Markets revenue of $8.0B, down 5% YoY
    - Fixed Income Markets revenue of $5.3B, down 7% YoY, driven by lower activity in Rates and Commodities compared with a strong prior year, partially offset by higher revenue in Securitized Products
    - Equity Markets revenue of $2.7B, flat YoY
  - Securities Services revenue of $1.2B, up 3% YoY
- Expense of $7.2B, down 4% YoY, predominantly driven by lower legal expense

[1] See note 1 on slide 10
For additional footnotes see slide 12

JPMORGAN CHASE & CO.

5

CCB | CIB | CB | AWM | Corp.

# Commercial Banking[1]

## SELECTED INCOME STATEMENT DATA ($MM)

| | 1Q24 | | | ex. FR $ O/(U) | |
|---|---|---|---|---|---|
| | Reported | FR impact | ex. FR | 4Q23 | 1Q23 |
| Revenue | $3,951 | $352 | $3,599 | ($56) | $88 |
| Middle Market Banking | 1,832 | 72 | 1,760 | (63) | 79 |
| Corporate Client Banking | 1,194 | 2 | 1,192 | 30 | 16 |
| Commercial Real Estate Banking | 909 | 278 | 631 | (24) | (11) |
| Other | 16 | - | 16 | 1 | 4 |
| Expense | 1,506 | 28 | 1,478 | 110 | 170 |
| Credit costs | (31) | 4 | (35) | (304) | (452) |
| Net income | $1,869 | $243 | $1,626 | $153 | $279 |

## KEY DRIVERS / STATISTICS ($B)[2]

| | 1Q24 | | | ex. FR | |
|---|---|---|---|---|---|
| | Reported | FR impact | ex. FR | 4Q23 | 1Q23 |
| Average equity | $30.0 | $1.5 | $28.5 | $28.5 | $28.5 |
| ROE | 24% | 2% | 22% | 20% | 18% |
| Overhead ratio | 38 | (3) | 41 | 37 | 37 |
| Payments revenue ($mm) | $2,014 | $76 | $1,938 | $1,980 | $1,972[3] |
| Investment Banking and Markets revenue, gross ($mm)[4] | 913 | - | 913 | 924 | 881 |
| Average loans | 279.5 | 38.6 | 241.0 | 242.0 | 238.0 |
| Average client deposits | 265.7 | 7.1 | 258.6 | 262.1 | 265.9 |
| Allowance for loan losses | 5.0 | 0.7 | 4.3 | 4.3 | 3.6 |
| Nonaccrual loans | 1.2 | 0.2 | 1.0 | 0.7 | 0.9 |
| Net charge-off/(recovery) rate[5] | 0.10% | (0.01)%[6] | 0.11% | 0.21% | 0.06% |
| ALL/loans[5] | 1.78 | 0.00 | 1.78 | 1.81 | 1.49 |

## FINANCIAL PERFORMANCE (ex. FR)

- Net income of $1.6B, up 21% YoY
- Revenue of $3.6B, up 3% YoY, driven by higher noninterest revenue
  - Investment Banking and Markets revenue, gross of $913mm, up 4% YoY, with increased IB fees largely offset by lower markets revenue compared to a strong prior-year quarter
  - Payments revenue of $1.9B, down 2% YoY, driven by lower deposit margins and balances, largely offset by fee growth net of higher deposit-related client credits
- Expense of $1.5B, up 13% YoY, predominantly driven by higher compensation, reflecting an increase in employees including front office and technology investments, as well as higher volume-related expense
- Credit costs were a net benefit of $35mm
  - Net reserve release of $101mm, reflected a reserve build associated with net downgrade activity, primarily in Real Estate, which was more than offset by updates to certain macroeconomic variables and the impact of net lending activity
  - NCOs of $66mm
- Average loans of $241B, up 1% YoY and flat QoQ
  - C&I[7] down 1% YoY and down 1% QoQ
  - CRE[7] up 3% YoY and flat QoQ
- Average deposits of $259B, down 3% YoY, primarily driven by lower non-operating deposits
  - Down 1% QoQ, reflecting seasonally lower balances

Note: Totals may not sum due to rounding
[1] See note 1 on slide 10
For additional footnotes see slide 12

JPMorgan Chase & Co.
6

CCB | CIB | CB | AWM | Corp.

# Asset & Wealth Management[1]

## SELECTED INCOME STATEMENT DATA ($MM)

| | 1Q24 | | | ex. FR $ O/(U) | |
|---|---|---|---|---|---|
| | Reported | FR impact | ex. FR | 4Q23 | 1Q23 |
| Revenue | $5,109 | $367 | $4,742 | $79 | ($42) |
| Asset Management | 2,326 | - | 2,326 | (77) | (108) |
| Global Private Bank | 2,783 | 367 | 2,416 | 156 | 66 |
| Expense | 3,460 | 33 | 3,427 | 72 | 336 |
| Credit costs | (57) | (26) | (31) | (17) | (59) |
| Net income | $1,290 | $272 | $1,018 | $93 | ($349) |

## KEY DRIVERS / STATISTICS ($B)[2]

| | 1Q24 | | | ex. FR | |
|---|---|---|---|---|---|
| | Reported | FR impact | ex. FR | 4Q23 | 1Q23 |
| Average equity | $15.5 | $1.0 | $14.5 | $16.0 | $16.0 |
| ROE | 33% | 5% | 27% | 22% | 34% |
| Pretax margin | 33 | 5 | 28 | 28 | 35 |
| Assets under management ("AUM") | $3,564 | - | $3,564 | $3,422 | $3,006 |
| Client assets | 5,219 | 15 | 5,204 | 5,000 | 4,347 |
| Average loans | 223.4 | 10.7 | 212.7 | 215.3 | 211.5 |
| Average deposits | 227.7 | 12.6 | 215.1 | 215.4 | 224.4 |

## FINANCIAL PERFORMANCE (ex. FR)

- Net income of $1.0B, down 26% YoY
- Revenue of $4.7B, down 1% YoY, reflecting net investment valuation gains in the prior year, primarily a gain of $339mm associated with closing the J.P. Morgan Asset Management China acquisition
  - Excluding valuation gains, up 5% YoY, driven by higher management fees on strong net inflows and higher average market levels, partially offset by lower net interest income due to deposit margin compression
- Expense of $3.4B, up 11% YoY, largely driven by higher compensation, including revenue-related compensation, continued growth in private banking advisor teams and the impact of the J.P. Morgan Asset Management China acquisition, as well as higher distribution fees
- AUM of $3.6T was up 19% YoY and client assets of $5.2T were up 20% YoY, each driven by higher market levels and continued net inflows
  - For the quarter, AUM had long-term net inflows of $34B
- Average loans of $213B, up 1% YoY and down 1% QoQ
- Average deposits of $215B, down 4% YoY and flat QoQ

Note: Totals may not sum due to rounding
[1] See note 1 on slide 10
[2] Actual numbers for all periods, not over/(under)

JPMORGAN CHASE & CO.

7

Corporate1 FINANCIAL PERFORMANCE (ex. FR)SELECTED INCOME STATEMENT DATA ($MM) ⚫ Revenue was $2.3B, up $1.3B YoY ⚫ Net interest income was $2.5B, up $737mm YoY, driven by the impact of balance sheet mix and higher rates ⚫ Noninterest revenue was a net loss of $188mm, compared with a net loss of $755mm in the prior year – The current quarter included $366mm of net investment securities losses, compared with $868mm of net securities losses in the prior year ⚫ Expense of $1.0B, up $889mm YoY, predominantly driven by an increase to the FDIC special assessment Note: Totals may not sum due to rounding 1 See note 1 on slide 10 CCB CIB CB AWM Corp. 1Q24 Reported FR impact ex. FR 4Q23 1Q23 Revenue $2,202 ($87) $2,289 $509 $1,304 Net interest income 2,477 0 2,477 9 737 Noninterest revenue (275) (87) (188) 499 567 Expense 1,276 227 1,049 (2,313) 889 Credit costs 27 - 27 29 (343) Net income/(loss) $676 ($242) $918 $1,607 $674 ex. FR $ O/(U) 8

# Outlook[1]

## FIRMWIDE

1

Expect FY2024 net interest income of **~$90B**, market dependent

Expect FY2024 net interest income excluding Markets of **~$89B**, market dependent

2

Expect FY2024 adjusted expense of **~$91B**, market dependent

- Adjusted expense includes the increase to the FDIC special assessment in 1Q24

3

Expect FY2024 Card Services NCO rate of **<3.50%**

[1] See notes 1, 2 and 5 on slide 10

JPMorgan Chase & Co.

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Notes on non-GAAP financial measures 1. In addition to analyzing the Firm’s results on a reported basis, management reviews Firmwide results, including the overhead ratio, on a “managed” basis; these Firmwide managed basis results are non-GAAP financial measures. The Firm also reviews the results of the lines of business on a managed basis. The Firm’s definition of managed basis starts, in each case, with the reported U.S. GAAP results and includes certain reclassifications to present total net revenue for the Firm and each of the reportable business segments on a fully taxable-equivalent basis. Accordingly, revenue from investments that receive tax credits and tax-exempt securities is presented in the managed results on a basis comparable to taxable investments and securities. These financial measures allow management to assess the comparability of revenue from year-to-year arising from both taxable and tax-exempt sources. The corresponding income tax impact related to tax-exempt items is recorded within income tax expense. These adjustments have no impact on net income as reported by the Firm as a whole or by the lines of business. For a reconciliation of the Firm’s results from a reported to managed basis, refer to page 7 of the Earnings Release Financial Supp lement. There are no reclassifications associated with FR managed revenue 2. In addition to reviewing net interest income (“NII”) and noninterest revenue (“NIR”) on a managed basis, management also reviews these metrics excluding Markets, which is composed of CIB's Fixed Income Markets and Equity Markets. Markets revenue consists of principal transactions, fees, commissions and other income, as well as net interest income. These metrics, which exclude Markets, are non-GAAP financial measures. Management reviews these metrics to assess the performance of the Firm’s lending, investing (including asset-liability management) and deposit-raising activities, apart from any volatility associated with Markets activities. In addition, management also assesses Markets business performance on a total revenue basis as offsets may occur across revenue lines. For example, securities that generate net interest income may be risk-managed by derivatives that are reflected at fair value in principal transactions revenue. Management believes these measures provide investors and analysts with alternative measures to analyze the revenue trends of the Firm. For a reconciliation of NII and NIR from reported to excluding Markets, refer to page 29 of the Earnings Release Financial Supplement. For additional information on Markets revenue, refer to page 75 of the Firm’s 2023 Form 10-K 3. First-quarter 2024 net income, earnings per share and ROTCE excluding the $725mm increase to the estimated FDIC special assessment are non-GAAP financial measures. Excluding this item resulted in an increase of $550mm (after tax) to reported net income from $13.4B to $14.0B; an increase of $0.19 per share to reported EPS from $4.44 to $4.63; and an increase of 1% to ROTCE from 21% to 22%. Management believes these measures provide useful information to investors and analysts in assessing the Firm’s results 4. Tangible common equity (“TCE”), return on tangible common equity (“ROTCE”) and tangible book value per share (“TBVPS”), are each non-GAAP financial measures. TCE represents the Firm’s common stockholders’ equity (i.e., total stockholders’ equity less preferred stock) less goodwill and identifiable intangible assets (other than mortgage servicing rights), net of related deferred tax liabilities. For a reconciliation from common stockholders’ equity to TCE, refer to page 10 of the Earnings Release Financial Supplement. ROTCE measures the Firm’s net income applicable to common equity as a percentage of average TCE . ROTCE ex. FR uses the same average TCE. TBVPS represents the Firm’s TCE at period-end divided by common shares at period-end. Book value per share was $106.81, $104.45 and $94.34 at March 31, 2024, December 31, 2023 and March 31, 2023, respectively. TCE, ROTCE and TBVPS are utilized by the Firm, as well as investors and analysts, in assessing the Firm’s use of equity 5. Adjusted expense and adjusted overhead ratio are each non-GAAP financial measures. Adjusted expense represents noninterest expense excluding Firmwide legal expense of ($72mm), $175mm and $176mm for the three months ended March 31, 2024, December 31, 2023 and March 31, 2023, respectively. There was no legal expense excluded from FR adjusted expense for the three months ended March 31, 2024 and December 31, 2023. The adjusted overhead ratio measures the Firm’s adjusted expense as a percentage of managed net revenue. Management believes this information helps investors understand the effect of these items on reported results and provides an alternate presentation of the Firm’s performance 10

Additional notes 1. Reflects the Current Expected Credit Losses ("CECL") capital transition provisions. As of March 31, 2024, CET1 capital and Total Loss-Absorbing Capacity reflected the final remaining $720mm CECL benefit; as of December 31, 2023 and March 31, 2023, CET1 capital reflected a $1.4B benefit. Refer to Note 27 of the Firm’s 2023 Form 10-K for additional information 2. Total excess high-quality liquid assets (“HQLA”) represent the average eligible unencumbered liquid assets that are in excess of what is required to meet the estimated Firm and Bank total net cash outflows over a prospective 30 calendar-day period of significant stress under the LCR rule. HQLA and unencumbered marketable securities, includes end-of-period HQLA, excluding regulatory prescribed haircuts under the LCR rule where applicable, for both the Firm and the excess HQLA-eligible securities included as part of the excess liquidity at JPMorgan Chase Bank, N.A., which are not transferable to non-bank affiliates and thus excluded from the Firm’s LCR. Also includes other end-of-period unencumbered marketable securities, such as equity and debt securities. Does not include borrowing capacity at Federal Home Loan Banks and the discount window at the Federal Reserve Bank. Refer to Liquidity Risk Management on pages 102-109 of the Firm’s 2023 Form 10-K for additional information 3. The 1Q23 prior-period amount has been revised to conform with the current presentation, which uses end-of-period HQLA and end-of-period unencumbered marketable securities. Previous presentations used average Firm HQLA (consistent with the LCR metric) and end-of-period unencumbered marketable securities 11

Additional notes on slides 4-6 Slide 4 – Consumer & Community Banking 2. Actual numbers for all periods, not over/(under) 3. Users of all JPMorgan Chase mobile platforms who have logged in within the past 90 days. Excludes First Republic 4. Excludes Commercial Card 5. Firmwide mortgage origination volume was $7.6B, $8.6B and $6.8B for the three months ended March 31, 2024, December 31, 2023 and March 31, 2023, respectively Slide 5 – Corporate & Investment Bank 2. Actual numbers for all periods, not over/(under) 3. Client deposits and other third-party liabilities pertain to the Payments and Securities Services businesses 4. Represents Firmwide merchant processing volume 5. Loans held-for-sale and loans at fair value were excluded when calculating the net charge-off/(recovery) rate Slide 6 – Commercial Banking 2. Actual numbers for all periods, not over/(under) 3. In the third quarter of 2023, certain revenue from CIB Markets products was reclassified from payments to investment banking. Prior-period amounts have been revised to conform with the current presentation 4. Includes gross revenues earned by the Firm that are subject to a revenue sharing arrangement between CB and the CIB for Investment Banking and Markets’ products sold to CB clients. This includes revenues related to fixed income and equity markets products. Refer to page 65 of the Firm’s 2023 Form 10-K for discussion of revenue sharing 5. Loans held-for-sale and loans at fair value were excluded when calculating the net charge-off/(recovery) rate and loan loss coverage ratio 6. The FR impact to the net charge-off rate is negative due to the addition of FR loans to the overall denominator 7. Commercial and Industrial (“C&I”) and Commercial Real Estate (“CRE”) groupings for CB are generally based on client segments and do not align with regulatory definitions 12

Forward-looking statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of JPMorgan Chase & Co.’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause JPMorgan Chase & Co.’s actual results to differ materially from those described in the forward-looking statements can be found in JPMorgan Chase & Co.’s Annual Report on Form 10-K for the year ended December 31, 2023, which has been filed with the Securities and Exchange Commission and is available on JPMorgan Chase & Co.’s website (https://jpmorganchaseco.gcs- web.com/financial-information/sec-filings), and on the Securities and Exchange Commission’s website (www.sec.gov). JPMorgan Chase & Co. does not undertake to update any forward-looking statements. 13